Illuminating the path to better health through genetic insights 40th Annual J.P. Morgan Health Care Conference January 11, 2022 Paul J. Diaz President and CEO Myriad Genetics

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com 2 Forward looking statements Some of the information presented here today may contain projections or other forward-looking statements regarding future events or the future financial performance of the Company. These statements are based on management’s current expectations and the actual events or results may differ materially and adversely from these expectations. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission, specifically, the Company’s annual and transition reports on Form 10-K, its quarterly reports on Form 10-Q, and its current reports on Form 8-K. These documents identify important risk factors that could cause the actual results to differ materially from those contained in the Company’s projections or forward-looking statements. Market opportunity figures and growth rates used in this presentation are estimates based on Company and third-party industry research. NON-GAAP FINANCIAL MEASURES In this presentation, the Company’s financial results and financial guidance are provided in accordance with accounting principles generally accepted in the United States (GAAP) and using certain non-GAAP financial measures. Management believes that presentation of operating results using non-GAAP financial measures provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses non-GAAP financial measures to establish budgets and to manage the Company’s business. A reconciliation of the GAAP to non-GAAP financial results is provided under the investor section of Myriad’s corporate website at www.myriad.com. 11 January 2022

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com We advance health and wellbeing for all, empowering every individual by revealing the answers inside each of us. As a leader in genetic testing and precision medicine, we provide insights that help people take control of their health, and enable healthcare providers to better detect, treat and prevent disease. Who we are, what we do, and why it matters Our purpose-led Mission Our Vision Health. Illuminated. Illuminating the path to better health through genetic insights. 311 January 2022

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com What’s my risk of breast cancer? How can I learn more about my baby's health during pregnancy? Why isn’t my antidepressant working? How can I beat this cancerous tumor? 3 million patients 2.1 million patients 1.7 million patients 150,000 patients Empowering patients with answers and insights for better health + + 411 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Three focused businesses primed for growth 5 Operating Results Products Market* Business Oncology Genetic testing for cancer patients and companion diagnostic tests that work with corresponding drugs & treatments. Q3 ‘21 volume: 47,829 Q3 ‘21 revenue: $76.8M $4B U.S. Market Growing 8% * Based upon company and industry research Helping physicians understand how genetic alterations impact patient response to antidepressants and other drugs. Mental Health Q3 ‘21 volume: 72,110 Q3 ‘21 revenue: $24.1M $5B U.S. Market Growing 15% Women’s Health Serving women of all ancestries, assessing risk of cancer and offering prenatal testing solutions. Q3 ‘21 volume: 110,141 Q3 ‘21 revenue: $59.1M $4B U.S. Market Growing 10% New 11 January 2022 New

Transformation and growth strategy

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Strategic priorities Innovation that improves clinical outcomes, ease of use, and access Enterprise capabilities to accelerate growth and scale to market opportunity Investing in tech-enabled commercial tools to drive engagement, improve revenue cycle management, reduce complexity and cost Focus on execution and delivery of consistent results Disciplined management of a key set of initiatives to fulfill our mission and drive long-term growth and profitability 7 A trusted, differentiated partner with specialized expertise Developing and enhancing best-in-class products to support growth, improve patient and provider experience and reach more patients of all backgrounds 11 January 2022

Executing our transformation plan, on track to accelerate growth

2H CY20 | **CY21** | **CY22**

Build culture of service excellence, prioritize innovation, reduce complexity and cost

1 Reset the base

- ✓ Launched transformation plan
- ✓ Redefined brand and mission
- ✓ Developed new commercial model
- ✓ Eliminated all outstanding debt
- ✓ Recovered test volumes

2 Elevate current portfolio to full potential

- ✓ Debuted new brand and marketing strategy
- ✓ Reinvested and restructured sales force
- ✓ Enhanced reimbursement and revenue cycle management
- ✓ Initiated steps to fulfill commitment to ESG, including diversity, equity and inclusion
- ✓ Launched new products and offerings
  - MyRisk™ with RiskScore® for all ancestries
  - GeneSight® Psychotropic
  - MyGeneHistory™ 3.0

3 Accelerate growth

- ✓ Build commercial capabilities to support new products and offerings
- ✓ Launch new enterprise commercial model
- ✓ Further develop direct-to-consumer channels
- ✓ Launch unified ordering portal
- ✓ Roll out 'Lab of the Future' – new sequencing technologies
- ✓ New investments in tech, IS infrastructure
- ✓ Strategic partnerships and acquisitions

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Mental Health

Addressing the U.S. mental health crisis and need for medication testing


Mental
Health

Helping physicians understand how genetic alterations impact patient response to antidepressants and other drugs.

Market

$5B U.S. Market | Growing 15%

Business

Mark Verratti – President
Q3 '21 revenue: $24.1M

1.7M+ people tested to date
7 clinical studies published

GeneSight®
Mental Health Medication Test

Elevating GeneSight® to full potential

- GeneSight volumes growing in key provider segments, including primary care, nurse practitioners
- 95% of providers order through online portal
- 10-15% of business originates from digital marketing efforts
- 30% of kits are home-based tests
- Exploring new partnerships in neurology to develop tests for early detection and treatment of Alzheimer's




Genetic testing can
tell you what your
patients can't
GeneSight

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©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Commercial model driving lead generation, conversion in mental health 11 Inside Sales cultivates broader base of leads – frees sales force to serve high potential accounts Field Sales works high potential, high revenue clinical leads Customer Paid Ads Brand Awareness Sales Targeting Website Optimization Search Engine Optimization 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Key drivers • Virtual patient testing capabilities • Online ordering • GeneSight@Home • Text and email messaging • Comprehensive mental health test, including ADHD 12 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 3Q 20 4Q 20 1Q 21 2Q 21 3Q 21 Volume Commercial model continues to drive new users Growing at >20% CAGR 11 January 2022

Women’s Health

Serving healthcare providers and the women who rely on them


Women's Health

Leading health and wellness with best-in-class genetic insights for women of all ancestries, assessing risk of cancer and offering prenatal testing solutions.

Market

$4B U.S. Market | Growing 10%

Business

Melissa Gonzales – President
Q3 '21 revenue: $59.1M

Working to launch a version of GeneSight® test for women with postpartum depression

2021 Launch

MyRisk™ Hereditary Cancer Test

with **RiskScore®** for all ancestries

5-year and lifetime breast cancer risk assessment

- Only test of its kind for women of all ancestries
- 56% of women qualify for medical management (vs. 10% with standard hereditary cancer test)



2023 Launch

FirstGene™ Comprehensive Prenatal Screen

Combination noninvasive prenatal screening + carrier screening

Only 1 out of 3 patients undergo carrier screening and NIPS during a pregnancy

Unmet need to simplify process

Comprehensive assessment with a single blood draw

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©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Key product enhancement – personalized breast cancer risk for all women 15 • Only Myriad provides genetically-informed breast cancer risk assessment as part of a comprehensive panel, with equity in care for all patients • Closing the gap between women who meet NCCN guidelines for MyRisk and do not have European ancestry with those who do 11 January 2022 New in 2021

Combined prenatal test simplifies and advances prenatal patient care

New - early 2023

FirstGene™
Comprehensive Prenatal Screen



Advantages

- Early insight into recessive disease status
- Eliminates unnecessary amniocentesis
- Increased sensitivity for all pregnancies
- Single maternal (no paternal) blood draw

Simplified Workflow

Current ······ Future ······›

Basic NIPS
Prequel® Prenatal Screen
Maternal cfDNA

\+

Parental CS
Foresight® Carrier Screen
Maternal DNA + Paternal DNA

\+

Fetal recessive status
Not easily available with existing screening modalities

=

FirstGene™ Comprehensive Prenatal Screen
Power of Prequel
\+
Power of Foresight
\+
Deeper fetal insights
Maternal cfDNA

* Scheduled for launch in 2023. Diagnostic test like amniocentesis still recommended as follow-up confirmation for a positive result. FirstGene provides insight into recessive status of the fetus in a screening modality

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Oncology

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Providing answers that guide cancer treatment decisions 18 Business Faith Zaslavsky – President Q3 ‘21 revenue: $76.8M Market Oncology Genetic testing for cancer patients and companion diagnostic tests that work with corresponding drugs and treatments. • Combining strength in germline/hereditary cancer testing and companion diagnostics • Expanding across care continuum with suite of offerings in one convenient, differentiated experience that provides oncologists with the single service they want • Building market-leading companion diagnostics portfolio – extending beyond ovarian to breast, prostate, and pancreatic cancer • Plan to expand portfolio into Liquid Bx treatment and Liquid Bx MRD $4B U.S. Market Growing 8% New 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Molecular diagnostics across the continuum of cancer care 19 Precise Liquid Bx Precise Liquid Bx Therapeutic Selection Precise Liquid Bx MRD Working to expand portfolio into Liquid Bx therapy selection and Liquid Bx MRD Measurable Residual Disease Monitoring Recurrence Treatment Selection & Clinical Trials Surgical Decisions High Risk Screening Planned Product Expansion: New 11 January 2022 New

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com A differentiated, comprehensive solution for advanced precision oncology Helping providers determine the best treatment plan – clear, integrated, personalized • Partnering with Intermountain Healthcare and Illumina to become the only lab with combination of: - World-class germline testing (MyRisk™ / BRACAnalysis CDx®) - HRD “Gold Standard” (MyChoice® CDx) - Best-in-class Comprehensive Genetic Tumor Panel (Illumina’s TSO500 / Precise™ Tumor) • Helping patients understand cancer genetics and if it affects their family 20 + + New New Launching this quarter 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Rapidly growing ~ $100M CDx business positioned for market expansion 21 0 20 40 60 BRACAnalysis CDx MyChoice CDx CDx Revenue (Q3 trailing 4 quarters in $M) US/International Pharma (R&D) $48 $42 • Market leading expertise with BRACAnalysis CDx and novel, patented homologous DNA-repair deficiency (HRD) test, MyChoice CDx • MyChoice CDx recently approved by US, European and Japanese regulatory agencies to predict response to PARP-inhibitors (PARPi’s) in ovarian cancer • Expanding MyChoice CDx into indications beyond ovarian cancers: - Currently being tested in more than a dozen clinical trials, including patients with breast, prostate, pancreatic and other cancer types - Approval to use MyChoice CDx in breast, prostate and pancreatic cancer represents an opportunity to expand MyChoice market by ~8X Total addressable market opportunity Companion diagnostics Ovarian Cancer $300M / year Breast, Prostate, Pancreatic Cancers $2B / year 11 January 2022

Simplifying treatment decisions for men with prostate cancer

Prolaris®
Prostate Cancer Prognostic Test



Ellis

Market leading tumor mRNA expression test that directly measures tumor cell growth – helps identify how prostate cancer is behaving and what treatment options will be most effective in fighting it.

Operating Results

25% Test volume growth in Q3 2021 YOY

2X Revenue growth in Q3 2021, from ~$6.4M to ~$12.9M

Key Growth Drivers

- ~250K men diagnosed with prostate cancer / year, 2nd most common cancer
- $900M total addressable market – only 25% penetrated
- Medicare and commercial coverage expanded to ALL risk patients with localized prostate cancer
- Myriad is the only lab offering both germline testing (MyRisk, BRACAnalysis CDx) + biomarker analysis of tumor (Prolaris)

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©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Roadmap to expanding Myriad’s oncology portfolio 23 Launch Precise LBx Therapy Selection Launch Precise MRD Launch MyChoice CDx for multiple cancer types Launching Precise Oncology Solutions & Precise Tumor 2022 2023 2024 - 2025 Total $9B - $25B Incremental Annual Market Opportunity $1B $2B - $3B $1B $5B - $20B Advancing partnership negotiations to enter liquid market Partnership on LBx, existing whole exome and AmplifyTM technologies will enable and differentiate Myriad’s MRD offering Proven technology, on-going clinical trials and expansion of pharma partner relationships Combine commercial strength, clinical core and collaborations 11 January 2022

Accelerating new commercial capabilities

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Scaling our enterprise commercial and tech capabilities 25 High potential, innovative products Product/channel management Brand management and marketing Competitive intelligence and market planning Sales operations and performance management Tech-enabled customer experience 800 sales, medical, and customer service team members 60,000+ active ordering clinicians $50M+ tech investment to drive volume and improve customer engagement 95% of payers cover Myriad testing in network Commercial platform Oncology Women’s Health Mental Health $12M+ enterprise commercial and marketing capabilities 600+ EMR integrations and new unified ordering portal 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Investing in direct-to-consumer demand generation – promising early results 26 3-year goal >1 million qualified consumer leads for multiple products through patient-initiated testing Encounter Consider Inquire Tests Order reviewed and placed by healthcare provider Initiates genetic testing Visits website to see if testing is appropriate for them Sees targeted ads Q3 '21 results: Qualified lead conversion up > 28% and growing through telemedicine + direct kit shipment 11 January 2022

Customized end-to-end solutions for easy customer experience

Myriad Complete™

Suite of services and workflow solutions

- Simplifies genetic testing through patient and provider support at every step
- Seamlessly integrates into clinic workflow
- Saves time and streamlines workflow
- Customizable based on clinic needs

1 Patient Identification

based on medical society guidelines

- Digital screening with MyGeneHistory™
- Radiology information systems
- Mammography info systems

2 Pre-test Education

with Certified Genetic Counselor

- Individualized education
- Follow-up documentation

3 Ordering

- Online portal
- Virtual orders
- EMR Integrations
- Phlebotomy

4 Affordability

- Personalized cost estimates
- In-network with 95% of payors
- Financial assistance for those who qualify

5 Results

with MyRisk™ Management Tool

- Personalized Risk assessment
- Online portal
- EMR integration

6 Post-test consults

with certified Genetic Counselor

- Individualized discussion of results
- Detailed summary notes

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Stabilizing business and driving sustainable growth

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Myriad continues to stabilize business and improve operating and financial results Financial highlights • Restored same-store growth • Improved gross margins and profitability through disciplined expense controls • Returned $400M to balance sheet through divestitures and improved revenue cycle management • Expect to enter 2022 with ~$400M cash and no debt 29 Q3’21 YoY volume: +20% Q3’21 YoY revenue: +27% 55.8 56.3 55.2 67.3 59.1 58.3 60.4 75.6 76.3 76.8 11.9 18.0 17.6 22.6 24.1 - 50,000 100,000 150,000 200,000 250,000 300,000 0 20 40 60 80 100 120 140 160 180 Q3-20 Q4-20 Q1-21 Q2-21 Q3-21 T e s t V o lu m e R e v e n u e ( $ m il li o n s ) WH Onc MH Volume *excludes divested assets 11 January 2022

Expect organic revenue growth to accelerate in 2022 going into 2023 through improved sales and marketing execution, product and technology innovation

9-12% estimated organic revenue growth '22-'24

1 **MyRisk stabilization**
- RiskScore for all ancestries
- Streamlined ordering and billing services, EMR integration
- Direct-to-consumer channel

2 **+4-5%**

Mental Health
- GeneSight® momentum

3 **+3-4%**

Women's Health
- FirstGene™ -- Combined Prequel and Foresight product launch
- Expanded medical association guidelines

4 **+2-3%**

Oncology
- Precise™ oncology solution launch
- MyChoice™ CDx expansion
- Prolaris® momentum

5 Accelerating growth rate in '24+

Upside
- New oncology solutions including liquid biopsy and MRD
- Women's Health product and channel expansion
- Companion diagnostics expansion of indications and pharma partnerships
- M&A / strategic partnerships

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©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Myriad Genetics 2022 financial guidance 31 Guidance Key Assumptions Revenue* $670-$700 8% - 13% growth from 2021 baseline that excludes divested assets and positive cash collections from prior period orders Gross Margin % 70% - 72% Gross margins impacted by benefits from lab efficiencies and automations offset by increasing supply costs & wage inflation Adjusted Operating Expenses* $470 - $480 Operating expenses impacted by investments in technology, commercial tools, R&D as well as inflationary pressures Adjusted EPS $0.00 - $0.20 *In millions 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Significant market growth in focused business areas Best-in-class product quality Strong scalable commercial engine Size/scale within the industry Tech, data and research capabilities Industry leading operating margins & profitability Investment considerations: Myriad strengths and strategic advantages Leader in genetic testing and precision medicine • Transformation and growth strategy on track • Broad and growing commercial capabilities with 60K healthcare providers ordering Myriad products across Women’s Health, Oncology and Mental Health • Commercial platform with market-leading breadth of payer relationships and revenue cycle management capabilities • Trusted, differentiated healthcare partner with specialized expertise 3211 January 2022

Q&A

Appendix – Third quarter 2021 operating and financial results

©2021 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Third quarter operating and financial results were strong, despite COVID-19 headwinds and typical seasonal softness Total revenue of $167.3M increased 15% YOY Excluding the impact of the divested Vectra, RBM and myPath businesses, quarterly revenue increased 27% YOY Diagnostic test volumes of 252,000 increased 15% YOY. Stability in ASPs for past four quarters, excluding impact of out-of-period collections GAAP total operating expenses were $199.4 million; adjusted total operating expenses decreased $1.6 million sequentially to $121.5 million GAAP EPS of $0.30; Adjusted EPS were ($0.02), and we remain on track to return to profitability in 2022 35 GAAP operating loss in the quarter was ($79.9) million; adjusted operating loss was ($1.4) million 1 2 3 4 5 Closed divestiture of Myriad Autoimmune (Vectra) business Paid down revolving credit facility - $413.6 million cash, cash equivalents and investments 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Consolidated quarterly highlights Revenue, adjusted gross margin, adjusted operating income, adjusted EPS Quarter ended 36 In millions September 2021 June 2021 September 2020 Revenue $167.3 $189.4 $145.2 Sequential change (12%) 9% — Adjusted gross margin 71.7% 72.1% 69.8% Sequential change -40 bp +70 bp — Adjusted op income (loss) ($1.4) $13.5 ($12.3) Sequential change ($14.9) +$16.8 — Adjusted op income (loss) ($0.02) $0.12 ($0.15) Sequential change ($0.14) +$0.18 — Revenue from prior period collections $8 $13 ($2) 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Third quarter 2021 — revenue by product Three months ended September 30 37 2021 2020 In millions Women’s Health Oncology Mental Health Other Total Women’s Health Oncology Mental Health Other Total % Change Hereditary cancer $35.5 $43.9 — — $79.4 $39.2 $41.3 — — $80.5 (1%) Tumor profiling — 32.9 — — 32.9 — 17.0 — — 17.0 94% Prenatal 23.6 — — — 23.6 16.6 — — — 16.6 42% Pharmacogenomics — — 24.1 — 24.1 — — 11.9 — 11.9 103% Autoimmune — — — 7.3 7.3 — — — 9.1 9.1 (20%) Other — — — — — — — — 0.6 0.6 (100%) Total molecular diagnostic revenue 59.1 76.8 24.1 7.3 167.3 55.8 58.3 11.9 9.7 135.7 23% Pharmaceutical and clinical service revenue — — — — — — — — 9.5 9.5 (100%) Total revenue $59.1 $76.8 $24.1 $7.3 $167.3 $55.8 $58.3 $11.9 $19.2 $145.2 15% 11 January 2022

©2022 Myriad Genetics, Inc. All rights reserved. www.Myriad.com Revenue and test performance Year-over-year change September 2020-September 2021 38 Revenue Test Volume Hereditary cancer (1%) 0% Prenatal 42% 7% Tumor profiling 94% 33% Pharmacogenomics 103% 71% Overall company 15% 15% Overall company (excluding divestitures) 27% 20% ASP Stable 11 January 2022